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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     June 19, 2007

                       Brilliant Technologies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)

              0-23761                                    4000208
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      (Commission File Number)                (IRS Employer Identification No.)

                211 Madison Avenue, Apt. 28B, New York, NY 10016
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (212) 532-2736
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01.  OTHER EVENTS.

On June 19, 2007, Brilliant Technologies Corporation entered into a non-binding letter of intent with The Flooring Zone, Inc. (FZON: OTC BB), a Nevada corporation, pursuant to which Brilliant Technologies has agreed to transfer all of the outstanding shares of its wholly-owned subsidiary, LTDnetwork, Inc., which owns and operates the Qtrax technology and business, in exchange for newly issued Flooring Zone common stock, representing 80% of the then outstanding common stock of Flooring Zone. In connection with this transaction, certain financing parties associated with the transaction expect to arrange additional financing, including a $1.5 million bridge convertible debt financing forthwith and an equity financing of $3 to $4 million prior to execution of a definitive agreement, which would be held in escrow until execution of the definitive agreement for the transaction. These financings will entitle the parties to acquire a portion of the remaining 20% of Flooring Zone common stock. The parties have agreed to use their reasonable best efforts to execute a definitive agreement within 45 days of the non-binding letter of intent. Consummation of the transaction is subject to a satisfactory due diligence review by both Brilliant Technologies and Flooring Zone, the negotiation and execution of definitive agreements documenting the transaction and any necessary approvals. Both parties are permitted to terminate negotiations at any time for any reason or no reason.No assurance can be given that any definitive agreements will be concluded or that the transaction contemplated will close.

Statements contained in this Form 8-K include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause the actual results expressed or implied by such forward-looking statements not to occur or be realized. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "project," "expect," "believe," "estimate," "anticipate," "intends," "continue", "potential," "opportunity" or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2007           BRILLIANT TECHNOLOGIES CORPORATION


                               By: /s/ Allan Klepfisz
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                                   Name: Allan Klepfisz
                                   Title:  President and Chief Executive Officer